KEMPER
ASIAN GROWTH FUND

     ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED NOVEMBER 30, 1996
                  SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH

     " . . .    The fund is in its early stages and one of the priorities
       is to lay the foundation for future performance by building up a diverse portfolio of Asian companies."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
2
At A Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
8
Largest Holdings
9
Portfolio of
Investments
12
Report of
Independent Auditors
13
Financial Statements
15
Notes to
Financial Statements
19
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE ONE-MONTH ENDED NOVEMBER 30, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

--------------------------------------------------------------------------------

CLASS A                    6.24%
CLASS B                    6.14%
CLASS C                    6.14%
LIPPER PACIFIC EX JAPAN
  FUNDS CATEGORY AVERAGE*  5.23%
--------------------------------------------------------------------------------

Returns are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                               AS OF      AS OF
                              11/30/96   10/21/96
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS A                        $10.04     $9.50
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS B                        $10.03     $9.50
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS C                        $10.03     $9.50
--------------------------------------------------------------------------------

You should note there are special risk considerations associated with an investment in the fund, including fluctuating exchange rates, government regulations, differences in liquidity and regional concentration. As with any mutual fund, returns and net asset value will vary.

TERMS TO KNOW

BETA A mathematical measure of the sensitivity of rates of return on a portfolio or a given stock compared with rates of return on the market as a whole. A high beta (over 1.0) indicates moderate or high price volatility. A beta of 1.5 forecasts a 1.5% change in the return on an asset for every 1% change in the return on the market.

CONGLOMERATE A corporation composed of companies in a variety of businesses.

EMERGING MARKETS A developing or emerging country in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures and political systems that are generally less diverse, mature and stable than in the United States.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

HANG SENG INDEX A capitalization weighted price only index that tracks the performance of shares listed on the Hong Kong Stock Exchange. The number of stocks is limited to 33 companies which covers approximately 62% of the market capitalization stocks traded on this exchange.

INFRASTRUCTURE A nation's basic system of transportation, communication, and other aspects of its physical plant. For developing countries, building an effective infrastructure is a first step in economic development.

SECTOR A specific industry group.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[MASON PHOTO]

ANDREW MASON JOINED ZURICH INVESTMENT MANAGEMENT LIMITED IN 1994 AND IS THE DIRECTOR OF ASIAN EQUITIES AND PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND. MASON RECEIVED HIS BACHELOR'S DEGREE IN ECONOMICS FROM UNIVERSITY COLLEGE SWANSEA AND UNDERTOOK POST GRADUATE RESEARCH AT UNIVERSITY COLLEGE BUCKINGHAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

ON OCTOBER 21, 1996, ZURICH KEMPER INVESTMENTS, INC. INTRODUCED KEMPER ASIAN GROWTH FUND TO GIVE INVESTORS ACCESS TO ASIAN MARKETS THROUGH A FUND INVESTING PRIMARILY IN EQUITY SECURITIES OF ASIAN COMPANIES. SINCE THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 1996, THIS ANNUAL REPORT COVERS ONLY SIX WEEKS OF ACTIVITY. DURING THIS PERIOD, PORTFOLIO MANAGER ANDREW MASON BEGAN BUILDING THE FUND'S PORTFOLIO BY TAKING ADVANTAGE OF THE DIVERSE INVESTMENT OPPORTUNITIES AVAILABLE IN THIS EVOLVING REGION.

Q   ANDREW, HOW DID KEMPER ASIAN GROWTH FUND PERFORM DURING ITS FIRST SIX WEEKS
AND HOW HAVE YOU POSITIONED THE PORTFOLIO IN THE DIFFERENT ASIAN MARKETS?

A    We have made a good start; the fund was up 6.24% (Class A shares, unadjusted for sales charge) for the month of November, outperforming the Morgan Stanley Capital International (MSCI) Asia Combined Far East Free Ex-Japan Index (excludes Japan)* return of 5.73%. We outperformed the Lipper Pacific Ex-Japan Funds category average of 5.23% for the month. Compared to the MSCI Asia Combined Far East Free Ex-Japan Index, we were overweighted in Hong Kong and Malaysia; close to market weighted in Indonesia, Singapore and Thailand; and very underweighted in Taiwan. The fund had no exposure to Korea. One of the fund's initial priorities is to lay the foundation for future performance by building up a diverse portfolio of Asian companies. As new money comes in we are adding more stocks to the portfolio and tapping into the opportunities that exist in Asia.
*The Morgan Stanley Capital International Asia Combined Far East Free Ex-Japan Index is generally representative of Asian free markets.

Q    WHAT SORT OF ECONOMIC ACTIVITY ARE YOU SEEING THROUGHOUT ASIA?

A    For the region as a whole we see strong inflows of foreign direct investment, rising standards of living, high levels of savings and investment, increased intra-regional trade and strong infrastructure spending. All of these trends underpin continuing strong growth in Asia. A young, rapidly growing population and a desire to increase wealth characterize the region. The diverse range of economic resources is evident, as countries with low per capita incomes try to catch up to Hong Kong and Singapore which have levels of income similar to that of the U.S.

- In Hong Kong, economic growth is picking up and consumer and business sentiment is strengthening. Property is also booming, residential prices are approaching the peaks reached in 1994 and investment in commercial property is also picking up. The Hang Seng Index** hit a record high of 13,531 on November 27, 1996 reflecting a high level of overall confidence in the market.

- Malaysia seems to have overcome the indigestion caused by

PERFORMANCE UPDATE

  growing too fast and investing too much in infrastructure. Its trade position has improved dramatically this year and interest rates are starting to fall which is good news for the stock market.

- Singapore is experiencing an economic slow down which may continue into 1997. Our investments in this market are focused on growth companies with regional exposure.

- Thailand has been under extreme pressure in 1996 because of large trade deficits, high interest rates and a collapse of government. We bought some high quality companies recently which should perform well in the long term, but it is difficult to tell when the market will turn around.

- In Indonesia, valuations are attractive and we have identified several companies that we believe will provide good growth opportunities in banking, telecommunications and consumer products.

- In the Philippines the market performed strong in the first half of 1996 and some consolidation was expected. We have limited our exposure in this market until some of the consolidation has taken place, but we anticipate building up to a larger position.

**The Hang Seng Index is a capitalization weighted price only index that tracks the performance of shares listed on the Hong Kong Stock Exchange. The number of stocks is limited to 33 companies which covers approximately 62% of the market capitalization stocks traded on this exchange.

Q    WHAT ARE YOUR VIEWS ON THE HANDOVER OF HONG KONG TO CHINA IN 1997?

A    The best indication of sentiment is to look at what the people of Hong Kong are actually doing. Individuals are committing themselves to mortgages at close to peak property prices in the residential market. Businesses, which have the option of investing anywhere in the world, are undertaking massive investment projects in Hong Kong. This is a real sign of confidence in Hong Kong.

  Confidence in China is also very high. It is the largest recipient of foreign direct investment in the world. In terms of the fund's exposure to the Chinese stock market, our exposure is through Red Chip stocks -- stocks of Chinese companies listed in Hong Kong rather than on the local exchanges.

Q    WHAT SECTORS OR INDUSTRIES DID YOU FOCUS ON?

A    Our three main themes are infrastructure, property and conglomerates. In
Hong Kong for example, our holdings include Hysan, a property investment company, and Cheung Kong, a property development company. In Malaysia, Diversified Resources is one of our conglomerate holdings. Infrastructure investments range from telecommunication services like Advanced Info Services in Thailand, to Sungei Way in Malaysia (a building materials and construction company that also has toll road concessions). We are not confined to these themes and have invested in regional growth stocks such as Datacraft Asia in Singapore (a networking and telecommunications company with clients ranging from multinational to regional telecommunication companies).

Q    WHAT IS YOUR STRATEGY FOR HELPING REDUCE THE RISK ASSOCIATED WITH INVESTING
IN DEVELOPING OR EMERGING MARKETS?

A    Market betas are high in Asia and the return potential can also be high.
However, in a market like Thailand, for example, which has seen a severe downturn in 1996, there is nowhere to hide when the market falls. During such times I believe the fund and the investor can benefit from the fund holding onto the investment on a medium-term basis. Stock specific risk can, however, be reduced by spreading investments throughout a universe of high quality companies.

  Our main strategy for helping reduce risk is diversification across markets and industries. The fund is currently invested in nearly forty companies in seven countries. As net assets grow, the number of companies held will probably double, adding further diversification. Currency risk is limited to a degree as most countries in the region either have an explicit or an implicit link to the U.S. dollar.

PERFORMANCE UPDATE

Q    WHAT IS YOUR OUTLOOK FOR ASIAN MARKETS?

A    Historically Asia has been a fantastic investment. The major markets of
Asia have tended to outperform the U.S. market for several reasons. The region has experienced phenomenal economic growth, in excess of 7 percent Real Gross Domestic Product annually, in many countries over the past decade.

  Strong growth should continue, spurred by the energy and enterprise of Asian business leaders and sustained by the incredible diversity of Asian markets and companies operating within them. It is possible to invest in anything from a timber company in East Malaysia to a computer chip manufacturer in Singapore. The range of opportunities is immense. There is also a steady flow of attractive new companies into the market. Undoubtedly, one of the main engines of growth will be the industrialization of China and the opening up of the huge Chinese market which appears set to accelerate following a period of austerity. While future market conditions can not be predicted, these factors should help ensure that Asia remains an attractive region in which to invest.

LARGEST HOLDINGS

THE FUND'S 5 LARGEST HOLDINGS*

Representing 22.9% of the fund's common stock holdings on November 30, 1996


-------------------------------------------------------------------------------------------------
                                      HOLDINGS                             PERCENTAGE
-------------------------------------------------------------------------------------------------
1.          HSBC HOLDINGS PLC                                               5.3%
-------------------------------------------------------------------------------------------------
2.          HYSAN DEVELOPMENT CO., LTD.                                     4.8%
-------------------------------------------------------------------------------------------------
3.          DIVERSIFIED RESOURCES BHD                                       4.4%
-------------------------------------------------------------------------------------------------
4.          HENDERSON LAND                                                  4.4%
-------------------------------------------------------------------------------------------------
5.          CITIC PACIFIC LTD.                                              4.0%
-------------------------------------------------------------------------------------------------

* Holdings and portfolio composition subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND
Portfolio of Investments at November 30, 1996

---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                       NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
HONG KONG--29.3%                         CITIC Pacific Ltd.
                                           CONGLOMERATE                                       12,000   $   63,000
                                         Chen Hsong Holdings Ltd.
                                           MANUFACTURER OF PLASTIC MOLDING MACHINES           46,000       26,000
                                         Cheung Kong Holdings Ltd.
                                           PROPERTY DEVELOPMENT                                7,000       62,000
                                         Cosco Pacific
                                           TRADING, SHIPPING AND FREIGHT                      26,000       25,000
                                         HSBC Holdings PLC
                                           BANKING                                             4,000       83,000
                                         Henderson Land
                                           PROPERTY DEVELOPMENT                                7,000       70,000
                                         Hutchison Whampoa Ltd.
                                           CONGLOMERATE                                        7,000       54,000
                                         Hysan Development Co., Ltd.
                                           PROPERTY INVESTMENT                                20,000       76,000
                                      (a)Kerry Properties Ltd.
                                           PROPERTY INVESTMENT AND DEVELOPMENT                16,000       47,000
                                      (a)New World Infrastructure Ltd.
                                           INFRASTRUCTURE DEVELOPMENT                         14,000       42,000
                                         Regal Hotel International Holdings
                                           HOTEL OPERATOR                                     74,000       24,000
                                         ----------------------------------------------------------------------------
                                                                                                          572,000
---------------------------------------------------------------------------------------------------------------------
INDONESIA--5.2%                          Bank Internasional Indonesia
                                           BANKING                                            28,000       26,000
                                         Gudang Garam, PT
                                           CIGARETTE MANUFACTURER                             11,000       47,000
                                         Telekomunikasi Indonesia
                                           TELECOMMUNICATIONS                                 17,000       28,000
                                         ----------------------------------------------------------------------------
                                                                                                          101,000
---------------------------------------------------------------------------------------------------------------------
MALAYSIA--20.5%                          Arab Malaysian Corporation Bhd
                                           CONGLOMERATE                                       10,000       51,000
                                         Diversified Resources Bhd
                                           CONGLOMERATE                                       18,000       70,000
                                         Genting Bhd
                                           GAMING                                              3,000       21,000
                                         Hume Industries Bhd
                                           CONSTRUCTION MATERIAL MANUFACTURER                  6,000       39,000
                                         Kedah Cement Bhd
                                           CEMENT MANUFACTURER                                12,000       23,000
                                         Magnum Corporation Bhd
                                           ENTERTAINMENT AND GAMING                           24,000       48,000
                                         O.Y.L. Industries Bhd
                                           AIR CONDITIONER MANUFACTURER                        3,000       31,000
                                         Sime Darby Berhad Bhd
                                           CONGLOMERATE                                        6,000       22,000
                                         Sungei Way Holdings Bhd
                                           BUILDING MATERIALS COMPANY                          8,000       47,000
                                         U M W Holdings Bhd
                                           AUTOMOBILE AND HEAVY EQUIPMENT SALES               10,000       48,000
                                         ----------------------------------------------------------------------------
                                                                                                          400,000

PORTFOLIO OF INVESTMENTS


---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES--3.1%                        Ayala Corp.
                                           CONGLOMERATE                                       15,000   $   17,000
                                      (a)Filipino Telephone Corp.
                                           MOBILE PHONE SERVICES                              19,000       17,000
                                         SM Prime Holdings Inc.
                                           REAL ESTATE INVESTMENT                            110,000       26,000
                                         ----------------------------------------------------------------------------
                                                                                                           60,000
---------------------------------------------------------------------------------------------------------------------
SINGAPORE--12.0%                         City Developments Ltd.
                                           REAL ESTATE DEVELOPMENT                             3,000       27,000
                                         Cycle & Carriage Ltd.
                                           AUTOMOBILE SALES AND DISTRIBUTION                   3,000       34,000
                                         DBS Land Ltd.
                                           PROPERTY INVESTMENT                                 9,000       32,000
                                         Datacraft Asia Ltd.
                                           NETWORKING AND TELECOMMUNICATIONS                  20,000       28,000
                                         Development Bank of Singapore Ltd.
                                           BANKING                                             2,000       26,000
                                      (a)Hong Kong Land Holdings Ltd.
                                           PROPERTY INVESTMENT                                 8,000       23,000
                                         Informatics Holdings Ltd.
                                           INFORMATION TECHNOLOGY TRAINING AND EDUCATION      76,000       33,000
                                         Keppel Corp Ltd.
                                           CONGLOMERATE                                        4,000       31,000
                                         ----------------------------------------------------------------------------
                                                                                                          234,000
---------------------------------------------------------------------------------------------------------------------
TAIWAN--2.6%                          (a)ROC Taiwan Fund
                                           INVESTMENT HOLDINGS                                 5,000       51,000
---------------------------------------------------------------------------------------------------------------------
THAILAND--8.3%                           Advanced Info Service Ltd.
                                           TELECOMMUNICATION SERVICES                          2,200       26,000
                                         Ban Pu Public Company Ltd.
                                           COAL MINE OPERATOR                                  1,000       20,000
                                      (a)Grammy Entertainment PCL
                                           RADIO AND TELEVISION PRODUCER                       1,100       13,000
                                         Siam Cement Co. Ltd.
                                           BUILDING MATERIALS PRODUCER                         1,100       38,000
                                         Siam Makro Co. Ltd.
                                           WHOLESALER                                          7,000       30,000
                                         Thai Farmers Bank PCL
                                           BANKING                                             2,500       21,000
                                         Tipco Asphalt Company PCL
                                           ASPHALT PRODUCER AND DISTRIBUTOR                    2,000       13,000
                                         ----------------------------------------------------------------------------
                                                                                                          161,000
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--81.0%
                                         (Cost: $1,521,000)                                             1,579,000
                                         ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.21% to 5.22%
INSTRUMENTS--20.4%                       Due--December 1996
                                         Federal Home Loan Mortgage Corp.                   $300,000   $  299,000
                                         Federal National Mortgage Association               100,000       99,000
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--20.4%
                                         (Cost: $398,000)                                                 398,000
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--101.4%
                                         (Cost: $1,919,000)                                             1,977,000
                                         ----------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(1.4)%                  (28,000)
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $1,949,000
                                         ----------------------------------------------------------------------------

At November 30, 1996, the Fund's portfolio of investments had the following industry diversification:

                                                                VALUE              %
-------------------------------------------------------------------------------------------
Real Estate                                                   $  363,000           18.6
-------------------------------------------------------------------------------------------
Diversified Holding Companies                                    226,000           11.6
-------------------------------------------------------------------------------------------
Construction and Building Materials                              160,000            8.2
-------------------------------------------------------------------------------------------
Banks                                                            156,000            8.0
-------------------------------------------------------------------------------------------
Utilities                                                        113,000            5.8
-------------------------------------------------------------------------------------------
Finance                                                          102,000            5.2
-------------------------------------------------------------------------------------------
Services                                                          85,000            4.4
-------------------------------------------------------------------------------------------
Automobiles                                                       82,000            4.2
-------------------------------------------------------------------------------------------
Leisure                                                           69,000            3.5
-------------------------------------------------------------------------------------------
Machinery                                                         57,000            2.9
-------------------------------------------------------------------------------------------
Tobacco Manufacturing                                             47,000            2.4
-------------------------------------------------------------------------------------------
Heavy Engineering                                                 31,000            1.6
-------------------------------------------------------------------------------------------
Wholesaling                                                       30,000            1.6
-------------------------------------------------------------------------------------------
Transportation                                                    25,000            1.3
-------------------------------------------------------------------------------------------
Energy                                                            20,000            1.0
-------------------------------------------------------------------------------------------
Media                                                             13,000            0.7
-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            1,579,000           81.0
-------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                    370,000           19.0
-------------------------------------------------------------------------------------------
NET ASSETS                                                    $1,949,000          100.0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $1,919,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $76,000, the gross unrealized depreciation was $18,000 and the net unrealized appreciation on investments was $58,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ASIAN GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Asian Growth Fund as of November 30, 1996, and the related statements of operations and changes in net assets and the financial highlights for the period from October 21, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Asian Growth Fund at November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from October 21, 1996 to November 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $1,919,000)                                              $1,977,000
--------------------------------------------------------------------------
Cash                                                               153,000
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  44,000
--------------------------------------------------------------------------
  Fund shares sold                                                  94,000
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,268,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                            317,000
--------------------------------------------------------------------------
  Management fee                                                     1,000
--------------------------------------------------------------------------
  Other                                                              1,000
--------------------------------------------------------------------------
    Total liabilities                                              319,000
--------------------------------------------------------------------------
NET ASSETS                                                      $1,949,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $1,891,000
--------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                   58,000
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,949,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($827,000 / 82,400 shares outstanding)                            $10.04
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $10.65
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($941,200 / 93,800 shares outstanding)                            $10.03
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($180,800 / 18,000 shares outstanding)                            $10.03
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from October 21, 1996 (commencement of operations) to November 30, 1996

STATEMENT OF OPERATIONS


-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------
Dividends and interest income                                                                                  $  2,000
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                                  1,000
-----------------------------------------------------------------------------------------------------------------------
  Other                                                                                                           1,000
-----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                                                                2,000
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                --
-----------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation on investments and assets and liabilities in foreign currencies            58,000
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $ 58,000
-----------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------------------------
OPERATIONS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation                                                                       $   58,000
-----------------------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                                                                  1,391,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                                  1,449,000
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                             500,000
-----------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                                                                $1,949,000
-----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  DESCRIPTION OF THE FUND   Kemper Asian Growth Fund is an open-end management
                             investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1996) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
                             Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .85% of the first $250 million of average daily net assets declining to .72% of average daily net assets in excess of $12.5 billion. However, ZKI has agreed to a reduction of its management fee to .60% until the earlier of October 21, 1997 or the date when the Fund's net assets reach $100 million. The
                             Fund incurred a management fee of $1,000 for the period ended November 30, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                           COMMISSIONS
                                                                      COMMISSIONS         ALLOWED BY KDI
                                                                    RETAINED BY KDI          TO FIRMS
                                                                    ---------------       --------------
                             Period ended November 30, 1996             $1,000                3,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares are as follows:

                                                                                    COMMISSIONS AND
                                                                                   DISTRIBUTION FEES
                                                                                 PAID BY KDI TO FIRMS
                                                                                 ---------------------
                             Period ended November 30, 1996                             $2,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company is the shareholder service agent of the Fund.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the period ended November 30, 1996, the Fund made no payments to its officers or trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $1,578,000

                             Proceeds from sales                          57,000

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                       FOR THE PERIOD ENDED
                                                                                         NOVEMBER 30, 1996
                                                                                    ---------------------------
                                                                                    SHARES             AMOUNT
                             ----------------------------------------------------------------------------------
                             SHARES SOLD
                             ----------------------------------------------------------------------------------
                             Class A                                                64,000           $  631,000
                             ----------------------------------------------------------------------------------
                             Class B                                                77,000              760,000
                             ----------------------------------------------------------------------------------
                             NET INCREASE
                             FROM CAPITAL SHARE
                             TRANSACTIONS                                                            $1,391,000
                             ----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR THE PERIOD FROM OCTOBER 21, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996

------------------------------------------------------------------------         ----------         ----------
 PER SHARE OPERATING PERFORMANCE                                 CLASS A           CLASS B            CLASS C
------------------------------------------------------------------------         ----------         ----------
Net asset value, beginning of period                              $ 9.50               9.50               9.50
------------------------------------------------------------------------         ----------         ----------
Net unrealized gain                                                  .54                .53                .53
------------------------------------------------------------------------         ----------         ----------
Net asset value, end of period                                    $10.04              10.03              10.03
------------------------------------------------------------------------         ----------         ----------
TOTAL RETURN (NOT ANNUALIZED)                                       5.68%              5.58               5.58

------------------------------------------------------------------------         ----------         ----------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------         ----------         ----------
Expense                                                             1.46%              2.34               2.34
------------------------------------------------------------------------         ----------         ----------
Net investment income (loss)                                         .74%              (.14)              (.14)
------------------------------------------------------------------------         ----------         ----------
--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                         $1,949,000
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                        74%
--------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the period ended November 30, 1996 was
$.0154. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
TRUSTEES                                        OFFICERS

STEPHEN B. TIMBERS                              CHARLES R. MANZONI, JR.
President and Trustee                           Vice President

DAVID W. BELIN                                  JOHN E. NEAL
Trustee                                         Vice President

LEWIS A. BURNHAM                                STEVEN H. REYNOLDS
Trustee                                         Vice President

DONALD L. DUNAWAY                               PHILIP J. COLLORA
Trustee                                         Vice President and
                                                Secretary
ROBERT B. HOFFMAN
Trustee                                         JEROME L. DUFFY
                                                Treasurer
DONALD R. JONES
Trustee                                         ELIZABETH C. WERTH
                                                Assistant Secretary

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT           KEMPER SERVICE COMPANY
                                    P.O. Box 419557
                                    Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    127 West 10th Street
                                    Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                   THE CHASE MANHATTAN BANK
                                    Chase Metro Center
                                    Brooklyn, NY 11245

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                  ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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